Exhibit 99.2

Acrivon Therapeutics

ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3)

OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE

CORPORATE PRESENTATION

NOVEMBER 2023

FORWARD-LOOKING STATEMENTS

Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

2 ACRIVON THERAPEUTICS

ACRIVON: NEXT GENERATION PRECISION ONCOLOGY

OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE

Clinically Actionable Resistance Mechanisms
Rational drug combinations

OncoSignature
Proprietary, drug-tailored patient responder identification tests

Drug Discovery
AP3 based SAR facilitated by co-crystallography



Acrivon Predictive Precision Proteomics (AP3)
ACRIVON
Compelling Pipeline of Potential First-in-Class Innovation

ACR-368 (Phase 2)
CHK 1/2 inhibitor in registrational intent trials in multiple solid tumor types

ACR-2316 (IND-enabling)
Dual WEE1/PKMYT1 inhibitor with superior selectivity and single agent activity

Preclinical Drug Discovery
Additional AP3-enabled, co-crystallography-driven precision oncology programs

Experienced team focused on execution with cash runway into 2H 2025

3 ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, President, Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor Acrivon Predictive Precision Proteomics (AP3)



Rasmus Holm-Jorgensen
Chief Financial Officer

- Novo Nordisk Finance and IR
- Synageva pipeline expansion and $9bn sale to Alexion
- Kiniksa founding team, IPO and commercial launch



Kristina Masson, Ph.D., M.B.A
Site Head Acrivon AB, Co-Founder
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



Erick Gamelin, M.D., Ph.D.
Chief Medical Officer

- Professor, CEO, large national cancer center and hospital
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- >100 ph 1-3 oncology trials



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Mary-Alice Miller, J.D.
Chief Legal Officer

- Over 20 years corporate legal experience
- Served as general counsel of 2 companies taken public
- Boston Business Journal "40 Under 40"



Adam Levy, Ph.D., M.B.A.
SVP, Investor Relations and Corporate Affairs



Praveen Marapaka, Ph.D.
SVP, Global Regulatory Affairs



Monica Phadnis
SVP, Clinical Operations



Karl Hsu, M.D.
SVP, Clinical Development



John van Duzer, Ph.D.
SVP, CMC



Bruce Close, M.S.
VP, Quality and Compliance



Joon Jung, Ph.D.
VP, Head, Data Science



Rajshree Kandadai, M.A.
VP, Business Development



Parvin Miah
VP, Head, Human Resources



Katie Peterson, C.P.A.
VP, Finance and Accounting



David Proia, Ph.D.
VP, Drug Discovery and Biology



Michail Shipitsin, Ph.D.
VP, Biomarker Development

MERCK BeiGene Daiichi-Sankyo AMGEN MIRATI Pfizer Metamark Roche EMD SERONO Shire MD Anderson Cancer Center SALK INSTITUTE BROAD INSTITUTE zentalis NOVARTIS

4
ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS AT A GLANCE

Development Site (Boston)
- Drug and clinical biomarker assay development
- Clinical trials
- Market access pending approval

Precision-Proteomics Site (Lund/Copenhagen)
- Early pipeline drug programs
- BM identification and drug profiling
- Mass spectrometry

HQ LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA







Peter Blume-Jensen
CEO, President, Co-Founder



Kristina Masson
EVP, Bus Ops, Site Head and Co-Founder



Jesper V. Olsen
Academic Co-Founder. Novo-Nordisk Foundation Protein Center, Cph.

PROTEOMIC HUB LOCATED IN MEDICON VALLEY - NORTHERN EUROPE'S LEADING LIFE SCIENCE CLUSTER





Founded 2018, IPO November 2022 (NASDAQ:ACRV)

For more information, please visit https://acrivon.com

5 ACRIVON THERAPEUTICS

ACRIVON PREDICTIVE PRECISION PROTEOMICS, AP3


DNA
RNA
Protein
Dysregulated Protein
P
P
Drug
Dysregulated Pathways
Akt
CANCER

Genomic Biomarkers are useful for patient selection in the smaller subset of cancers (<10%) with single gene driver mutations or known synthetic lethal context*

CANCER IS CAUSED BY DYSREGULATED PROTEIN ACTIVITY

Acrivon's AP3 platform directly measure the disease-driving, dysregulated proteins and is designed to enable an exact match with the drug mechanism-of-action independent of genetic alterations

(Acrivon meaning: "*Exact, Accurate*")

**Oncogenic Kinase Signaling: Blume-Jensen, P. and Hunter, T. Nature (2001)*
Synthetic lethality as an engine for cancer drug target discovery: Huang, A. et al. NatRevDrugDisc (2020)

6 ACRIVON THERAPEUTICS

AP3 PLATFORM ADDRESSES HIGH UNMET NEED BEYOND NGS-BASED PRECISION MEDICINE

Current Precision Oncology Approaches Only Scratching the Surface



72 unique approvals
51 drugs
31 genomic indications
18 cancer types
Only 5% of patients respond
1st Gen Precision Oncology
Currently Unaddressed
95% of patients are currently unaddressed by traditional genetics-based precision oncology

Acrivon Positioned to Increase Precision Oncology Market Size

Precision Oncology 1.0

Herceptin trastuzumab
Approved indications:
HER2+ Breast Cancer
HER2+ Gastric Cancer

gleevec
Approved indications:
CML (BCR-ABL)
Ph+ ALL

Precision Oncology 2.0

- LOXO: Solid Tumors (NTRK))
- agios: IDH mutation in AML
- ignyta: NSCLC (NTRK) and CRC (ROS1, ALK)
- MIRATI: NSCLC (KRAS G12C)
- TYRA: Bladder (FGFR3)
- KINNATE: Class II and III BRAF kinase alterations: N/A
- ELEVATION: Solid Tumors (NRG1)

Predictive Precision Proteomics

Acrivon Therapeutics

Aiming to make targeted therapeutic solutions available to broader group of cancer patients

Sources: Company Filings, ACS, CDC, NCI, Wall Street Research (2022)

7 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP3 DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
AI-DRIVEN
OncoSignature®
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
No benefit
Benefit
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE


OncoSignature®
Predicted Non-responder
Predicted Responder
CLASS 1 BM
CLASS 2 BM
CLASS 3 BM
Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

8
ACRIVON THERAPEUTICS

ACRIVON PIPELINE

		Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
		Single-Arm Trials Based on OncoSignature Prediction				
ACR-368 (CHK1/CHK2)	Platinum-Resistant Ovarian Cancer	ACR-368 Monotherapy → Fast-Track Designation (through Phase 2)				Clinical Data at Major Medical Conference 1H 2024
		LDG Combination (through Phase 1)				
	Endometrial Cancer	ACR-368 Monotherapy → Fast-Track Designation (through Phase 2)				
		LDG Combination (through Phase 1)				
	Bladder Cancer	ACR-368 Monotherapy (through Phase 2)				
		LDG Combination (through Phase 1)				
		Option to Initiate Additional Trials in HPV+ SCC (H&N, Anal, Cervical) and sarcomas				
ACR-2316 (WEE1/ PKMYT1)	OncoSignature-Predicted Monotherapy Sensitive Tumors	IND-Enabling Studies				IND Filing in Q4 2024
AP3-driven co-crystallography programs						Additional Development Candidates

Notes

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

9 ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Good ADME properties, minimal drug-drug interaction (DDI) potential
- Discovered by Array Biopharma, acquired by Eli Lilly & Company
- CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037



ACR-368 (MW): 365.4


G2/M Checkpoint
CHK1
M
G_1
Cancer Cell Cycle
G_2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1
G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints
CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Platinum-resistant ovarian and squamous cell cancers (Anal and H&N)
- **Large safety database, favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but requires patient responder identification to achieve sufficient ORR

10 ACRIVON THERAPEUTICS

CLINICAL OVERVIEW OF ACR-368 MONOTHERAPY (PAST DATA)

Indication	Trial	ORR# (confirmed)	Median DoR°	Reference
HGSOC* (BRCA wild type, primarily platinum-resistant)	Phase 2 single center (NCI)	29%	>10 months^	Lee et al, Lancet Oncology, 2018
HGSOC (BRCA wild type and mutant; platinum-resistant and refractory)	Phase 2 multi-center (Lilly)	12.1% (platinum-resistant)	5.6 months	Konstantinopoulos et al; Gynec. Oncol.: 2022
Squamous cell cancer (anal cancer, head & neck cancer [H&N])	Phase 1b multi-center (Lilly)	19% HPV+ H&N 15% anal cancer	7 months (HPV+ H&N) 12 months anal cancer	Hong et al, CCR, 2018

Dosing and Administration

- IV q14d (RP2D = 105 mg/m^2)

Safety summary

- Acceptable safety profile in >1,000 patients
  - No clinical or regulatory holds imposed across all clinical studies to date
- Primary adverse events ≥ grade 3 were hematological (manageable neutropenia and thrombocytopenia)
- Limited ≥ grade 3 non-hematological toxicities (≤7% for all AEs)
- Drug-related discontinuations <1-2%

*High grade serous ovarian cancer; ^Updated post-publication; # Overall response rate; °Duration of Response

11 ACRIVON THERAPEUTICS

P A S T P H A S E 2 T R I A L S I N H I G H G R A D E S E R O U S O V A R I A N C A N C E R NCI single-center Phase 2 study (N=28) Lilly-sponsored multi-center (46 center, 8 country) Phase 2 study (N=169) • Heavily pre-treated patients; median 5 prior lines • All lines of prior therapy, BRCA wt and mt, incl. prior PARPi • Pretreatment tumor biopsies mandated • Pretreatment tumor biopsies mandated RESULTS RESULTS • ORR 29%; mDoR >10 months (post-publication) • ORR 12.1% (excl. unconfirmed); mDoR =5.6 months • No genetic correlation with p53mut, DDRmut, or CCNE1 • No correlation with genetic alterations 100 N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR Best response (95 % C.I.) 50 (N = 24 evaluable patients) Cohort 1 (53) Plat resistant BRCA wt; ≥3 lines of 11.3 (4.3 to 23.0) ) (% prior therapy se n 0 Cohort 2 (46) Plat resistant BRCA wt; < 3 lines of 13.0 (4.9 to 26.3) po prior therapy e s r (50) Cohort 3 (41) Plat resistant BRCA mt, any line of 12.2 (4.1 to 26.2) Best therapy (must include prior PARPi ) (100) Cohort 4 (29) Plat refractory, any BRCA, any line of 6.9 (0.8 to 22.8) Platinum-sensitive Platinum-resistant Platinum-refractory Still on study therapy Study ID 10 14 36 48 7 42 5 46 6 24 35 38 33 Lee 23 et 47 al; 28 Lancet 17 41 Oncology: 4 31 1 37 2018 40 29 Konstantinopoulos et al; Gynec. Oncol.: 2022 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification ✓ Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% CCNE1 mRNA upregulation ✓ Durable clinical activity in most responders CCNE1 protein overexpression* ✓ No predictive biomarkers identified, need for alternative biomarker approach (ideal for AP3) Positive Negative Amplification Copy number gain Upregulation 12 A C R I V O N T H E R A P E U T I C S

DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS Technical Validation Functional Validation P-proteomics Cellular MOA respons Human cancer screening: owns, ID of drug-sensitive inations cancers and proportions of responders inal DMSO 4NQO 4NQO+Prex ignat OVCAR3 ssay A2780 Pathway visualization Target engagement, s, imag A

ONCOSIGNATURE TESTS: USAGE IN THE CLINIC

Pretreatment tumor biopsy



Sample processing


Biopsy in
FFPE
block
Automated tumor
Region-of-Interest
biomarker scoring


OncoSignature®

- Pretreatment tumor biopsy test
- Compatible with 5 business days turn-around
- Offered by CDx partner under exclusive license from Acrivon

Treatment decision based on patient stratification


Predicted
Responder
Predicted
Non-responder

14

ACRIVON THERAPEUTICS

C O N S I S T E N T A C R—3 6 8 O N C O S I G N A T U R E P E R F O R M A N C E A C R O S S P R E C L I N I C A L S T U D I E S Tissue ID. BM1 BM2 BM3 Fov060265 0.69 0.79 0.73 Fov050855 0.94 0.71 0.67 Fov041300 0.89 0.23 0.55 Fov060380 0.95 0.62 0.51 Fov060050 0.85 0.23 0.51 Fov041285 0.69 0.19 0.5 Fov100142 0.47 0.76 0.47 Fov050764 0.82 0.22 0.47 Fov041267 0.4 0.36 0.36 Fov100146 0.84 0.57 0.26 Fov060382 0.44 0.45 0.22 Fov041269 0.37 0.21 0.2 Fov060302 0.29 0.22 0.15 Fov020067 0.89 0.38 0.09 Fov100003 0.9 0.89 0.08 Fov050700 0.17 0.17 0.07 • Prediction of the fraction of human tumors sensitive to Fov050139 0.63 0.66 0.05 Fov041138 0.36 0.11 0.05 Fov060152 0.24 0.3 0.03 Fov030062 0.57 0.14 0.02 Fov060133 0.94 0.43 0.01 Fov050666 0.93 0.38 0.01 Fov060371 0.88 0.93 0 Fov020497 0.61 0.43 0 Fov010706 0.54 0.14 0 single agent ACR-368 Fov020386 0.11 0.09 0.12 Fov050734 0.11 0.06 0.08 Fov040872 0.23 0.04 0.36 Fov050659 0.29 0.01 0.02 Fov060293 0.42 0 0 Fov060210 0.1 0.1 0 Fov050840 0.07 0.29 0.01 Fov040855 0.05 0 0.22 o Selection rate 30-40% across lead indications Fov050816 0.04 0.33 0.12 Fov060355 0.04 0.27 0 Fov010252 0.03 0.17 0.02 Fov010682 0.03 0.03 0 Fov060553 0.03 0.02 0.03 71768C3 0.02 0 0 Fov150230 0 0.36 0.12 Fov060308 0 0 0 • Identification of additional human tumor types predicted sensitive to single agent ACR-368 o Endometrial and bladder cancer • Prediction of treatment outcome in human PDX models o ORR enrichment to ≥ 55%; AUC of 0.88 and 0.9 • Two separate, prospectively designed, blinded studies of biopsies from past Phase 2 trials with ACR-368 in patients with platinum-resistant ovarian cancer o ORR enrichment to 47% (NCI) and 58% (Lilly multi-center) 15 A C R I V O N T H E R A P E U T I C S

ACR-368 ONCOSIGNATURE PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES

Patient High

Class I BM | **Class 2 BM** | **Class 3 BM**



Predicted Responder
Patient with drug target dependency

OncoSignature®

Patient Low

Class I BM | **Class 2 BM** | **Class 3 BM**



Predicted Non-Responder
Patient with no drug target dependency efficiently excluded

Tissue ID.	BM1	BM2	BM3
Fov060265	0.69	0.79	0.73
Fov050855	0.94	0.71	0.67
Fov041300	0.89	0.23	0.55
Fov060380	0.95	0.62	0.51
Fov060050	0.85	0.23	0.51
Fov041285	0.69	0.19	0.5
Fov100142	0.47	0.76	0.47
Fov050764	0.82	0.22	0.47
Fov041267	0.4	0.36	0.36
Fov100146	0.84	0.57	0.26
Fov060382	0.44	0.45	0.22
Fov041269	0.37	0.21	0.2
Fov060302	0.29	0.22	0.15
Fov020067	0.89	0.38	0.09
Fov100003	0.9	0.89	0.08
Fov050700	0.17	0.17	0.07
Fov050139	0.63	0.66	0.05
Fov041138	0.36	0.11	0.05
Fov060152	0.24	0.3	0.03
Fov030062	0.57	0.14	0.02
Fov060133	0.94	0.43	0.01
Fov050666	0.93	0.38	0.01
Fov060371	0.88	0.93	0
Fov020497	0.61	0.43	0
Fov010706	0.54	0.14	0
Fov020386	0.11	0.09	0.12
Fov050734	0.11	0.06	0.08
Fov040872	0.23	0.04	0.36
Fov050659	0.29	0.01	0.02
Fov060293	0.42	0	0
Fov060210	0.1	0.1	0
Fov050840	0.07	0.29	0.01
Fov040855	0.05	0	0.22
Fov050816	0.04	0.33	0.12
Fov060355	0.04	0.27	0
Fov010252	0.03	0.17	0.02
Fov010682	0.03	0.03	0
Fov060553	0.03	0.02	0.03
71768C3	0.02	0	0
Fov150230	0	0.36	0.12
Fov060308	0	0	0

16
ACRIVON THERAPEUTICS

B I O P S Y S T U D Y 1 : S U B S T A N T I A L R E S P O N S E A N D P F S B E N E F I T I N P R E D I C T E D R E S P O N D E R S ( B L I N D E D , P R O S P E C T I V E L Y D E S I G N E D S T U D Y ) • Available pretreatment tumor biopsies from past phase 2 trials at NCI with ACR-368 in platinum-resistant ovarian cancer were obtained • OncoSignature scores were generated blinded to treatment outcome at Acrivon and analyzed by 3rd party biostatistician in prospectively designed study OncoSignature Prediction: OncoSignature Prediction: PR Non-Responders Responders SD 1.2 PR SD PR 0.9 PR SD SD mPFS PR Predicted Responders e 0.6 g PR mPFS = 7.9 months (days) chan SD All Predicted R 238.0 0.3 SD All Predicted NR 66.5 SD SD in predicted R 238.0 PR PD SD in predicted NR 108.0 fractional 0.0 mPFS in R r SD (0.3) SD Tumo SD SD Predicted Non-Responders PD mPFS = 2.2 months (0.6) PD ORR = 0% ORR = 47% PD (0.9) PD mPFS in NR PD SD PD PD PD SD SD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR 0 100 200 300 400 500 600 700 Duration (days) Result: ORR ~47%; mPFS = 7.9 months 17 A C R I V O N T H E R A P E U T I C S

T W O A D D I T I O N A L H I G H U N M E T N E E D S O L I D C A N C E R S P R E D I C T E D A C R—3 6 8—S E N S I T I V E T H R O U G H H U M A N T U M O R S A M P L E S C R E E N I N G HGS Ovarian Sq. NSCLC Bladder cancer Endometrial cancer Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Fov010719 0.96 0.68 0.78 Rln020132 0.17 0.26 0.02 Fur021904 0.16 0.38 0.86 Ubd040512 0.99 0.48 0.65 Fov060075 0.54 0.51 0.38 Rln010099 0.08 0.06 0.01 Fur021989 0.86 0.17 0.71 Fov020069 0.31 0.30 0.38 Ubd040016 0.30 0.58 0.63 Fov010809 0.94 0.16 0.36 Rln020029 0.48 0.28 0.00 Fur021785 0.14 0.55 0.69 Fov030970 0.93 0.28 0.33 Fov010892 0.95 0.72 0.32 Rln020005 0.34 0.06 0.00 Ubd040039 0.43 0.33 0.54 Fur021984 0.87 0.62 0.63 Fov040102 0.98 0.23 0.29 Rln010095 0.28 0.02 0.00 Ubd030040 0.88 0.73 0.45 Fur021937 0.81 0.65 0.61 Fov050734 0.95 0.22 0.25 Rln020051 0.11 0.01 0.14 Fur022037 0.12 0.22 0.54 Fov040164 0.94 0.69 0.21 Rln010167 0.14 0.00 0.00 Ubd040287 0.63 0.34 0.40 Fur130035 0.55 0.48 0.50 Fov020776 0.60 0.18 0.19 Fov050764 0.77 0.35 0.17 Rln020284 0.09 0.00 0.00 Fur030113 0.90 0.65 0.31 Ubd040151 0.65 0.72 0.34 Fov060380 0.98 0.58 0.17 Fov010172 0.85 0.51 0.17 Rln020141 0.05 0.18 0.00 Fur020288 0.60 0.26 0.30 Rln020032 0.05 0.01 0.00 Ubd040225 0.76 0.64 0.33 Fov100051 0.92 0.21 0.16 Fur020281 0.21 0.57 0.27 Fov100142 0.58 0.82 0.14 Rln010199 0.05 0.06 0.03 Fov020160 0.58 0.30 0.14 Ubd040282 0.27 0.16 0.26 Fur130010 0.79 0.75 0.27 Rln020197 0.04 0.00 0.00 Fur021781 0.75 0.31 0.26 Fov010252 0.96 0.21 0.14 Ubd060279 0.29 0.13 0.16 Fov050617 0.61 0.76 0.14 Rln020250 0.04 0.00 0.00 Fur140135 0.72 0.35 0.25 Fov060302 0.24 0.29 0.13 Fov050836 0.79 0.28 0.13 Rln020190 0.04 0.00 0.00 Ubd030229 0.79 0.39 0.15 Fur150643 0.61 0.73 0.22 Fov060050 0.86 0.25 0.12 Rln020243 0.02 0.00 0.01 Fur021558 0.61 0.33 0.22 Ubd040104 0.84 0.58 0.15 Fov041285 0.50 0.15 0.11 Rln020012 0.02 0.41 0.07 Fur020131 0.73 0.57 0.18 Fov030109 0.97 0.39 0.10 Rln010148 0.02 0.05 0.06 Ubd040056 0.79 0.83 0.14 Fov020386 0.58 0.08 0.09 Fur021367 0.30 0.55 0.18 Fov020067 0.96 0.44 0.08 Rln020006 0.01 0.00 0.02 Fov110030 0.92 0.39 0.08 Ubd070017 0.62 0.40 0.14 Fur020506 0.94 0.68 0.17 Rln020296 0.01 0.00 0.00 Fov041267 0.44 0.39 0.06 Ubd040204 0.12 0.76 0.12 Fur020163 0.23 0.33 0.12 Fov100004 0.95 0.36 0.05 Rln020186 0.01 0.02 0.02 Fov060003 0.78 0.24 0.05 Fur130009 0.18 0.69 0.10 Rln020166 0.01 0.05 0.01 Ubd040131 0.95 0.81 0.10 Fov020061 0.87 0.20 0.05 Fur021197 0.35 0.70 0.09 Rln020208 0.01 0.01 0.00 Fov041269 0.70 0.38 0.04 Fur010587 0.18 0.34 0.08 Ubd040142 0.84 0.62 0.09 Fov010873 0.97 0.53 0.03 Rln020327 0.01 0.00 0.00 Fur140260 0.77 0.51 0.07 Fov041300 0.90 0.27 0.03 Fov060152 0.63 0.59 0.02 Rln020343 0.01 0.00 0.01 Ubd030138 0.54 0.11 0.09 Fur021980 0.30 0.70 0.06 Fov060265 0.48 0.38 0.02 Rln020233 0.01 0.04 0.06 Ubd040043 0.65 0.92 0.08 Fur020831 0.18 0.45 0.04 Fov100146 0.66 0.63 0.01 Rln020007 0.00 0.26 0.00 Fur020809 0.36 0.58 0.00 Fov060382 0.28 0.37 0.01 Rln020138 0.00 0.01 0.01 Ubd050077 0.72 0.46 0.08 Fov010706 0.87 0.70 0.01 Fur030068 0.41 0.63 0.00 Fov060133 0.93 0.69 0.01 Rln020321 0.00 0.00 0.01 Ubd020464 0.73 0.63 0.07 Fur030131 0.50 0.68 0.00 Fov020059 0.97 0.27 0.01 Fov010682 0.85 0.59 0.01 Rln020231 0.00 0.00 0.01 Fur021437 0.98 0.37 0.00 Rln020088 0.00 0.00 0.00 Ubd040177 0.89 0.84 0.04 Fov100220 0.69 0.18 0.00 Fur021620 0.41 0.10 0.33 Fov010750 0.98 0.81 0.00 Rln020169 0.00 0.16 0.00 Ubd040214 0.29 0.17 0.03 Fov060434 0.91 0.56 0.00 Rln020164 0.00 0.00 0.00 Fur020073 0.29 0.06 0.21 Fov050840 0.16 0.23 0.00 Fur020115 0.56 0.02 0.00 Ubd040128 0.77 0.29 0.03 Fov040044 0.81 0.54 0.00 Rln030301 0.00 0.18 0.00 Fur020107 0.68 0.00 0.17 Fov030062 0.10 0.17 0.00 Fov010563 0.71 0.58 0.00 Rln020083 0.00 0.00 0.00 Ubd050035 0.17 0.33 0.02 Fur020703 0.05 0.27 0.00 Fov010903 0.82 0.09 0.00 Rln020086 0.00 0.00 0.00 Ubd080024 0.18 0.28 0.01 Fur021233 0.05 0.66 0.00 Fov050139 0.40 0.57 0.00 Rln020160 0.00 0.00 0.00 Fov020262 0.91 0.09 0.00 Fur021561 0.04 0.01 0.14 Rln020096 0.00 0.00 0.00 Ubd040101 0.26 0.31 0.01 Fov060553 0.84 0.08 0.00 Fur020837 0.04 0.06 0.04 Fov050417 0.72 0.26 0.00 Rln020140 0.00 0.00 0.00 Ubd030151 0.79 0.61 0.00 Fov050855 0.92 0.61 0.00 Fur020266 0.04 0.40 0.03 Fov060371 0.81 0.82 0.00 Rln020302 0.00 0.00 0.00 Ubd040098 0.35 0.40 0.00 Fur020280 0.03 0.42 0.25 Fov040694 0.59 0.81 0.00 Rln020253 0.00 0.00 0.00 Fov030128 0.99 0.68 0.00 Fur030193 0.03 0.10 0.02 Fov020497 0.83 0.59 0.00 Rln020331 0.00 0.00 0.08 Ubd040008 0.75 0.90 0.00 Fur021641 0.02 0.30 0.01 Rln020002 0.00 0.00 0.00 Fov050700 0.37 0.25 0.00 Ubd040162 0.97 0.10 0.00 Fur020121 0.02 0.14 0.01 Fov060210 0.48 0.22 0.00 Rln020415 0.00 0.00 0.00 Fov020106 0.95 0.07 0.11 Fur030025 0.01 0.03 0.01 Fov041138 0.27 0.06 0.00 Rln020298 0.00 0.00 0.00 Ubd040341 0.19 0.09 0.03 0.00 0.00 0.00 Fur021248 0.01 0.32 0.05 Fov020002 0.57 0.06 0.08 Rln010086 Ubd070027 0.20 0.08 0.01 Fov020111 0.16 0.05 0.11 0.00 0.11 0.00 Fur021721 0.01 0.35 0.00 Fov040872 0.31 0.04 0.01 Rln020361 Fov050666 0.99 0.03 0.00 Rln020383 0.00 0.01 0.06 Ubd040030 0.95 0.07 0.01 Fur021423 0.01 0.35 0.04 Fov050659 0.81 0.03 0.00 Rln020386 0.00 0.03 0.00 Ubd040067 0.81 0.06 0.03 Fur020604 0.01 0.02 0.00 71768C3 0.44 0.03 0.05 Fur020155 0.01 0.09 0.07 Fov050555 0.20 0.02 0.01 Rln020248 0.00 0.00 0.00 Rln020221 0.00 0.00 0.00 Ubd040074 0.60 0.03 0.10 Fur020408 0.01 0.39 0.02 Fov020193 0.69 0.02 0.00 Fov031530 0.81 0.01 0.10 Rln020184 0.00 0.00 0.01 Fur020821 0.00 0.22 0.08 Ubd040213 0.85 0.02 0.15 Fov030763 0.59 0.01 0.29 Fov021215 0.52 0.01 0.07 Rln010119 0.00 0.00 0.05 Fur030114 0.00 0.73 0.00 Ubd040055 0.07 0.03 0.02 Fur021562 0.00 0.07 0.00 Fov040855 0.11 0.01 0.04 Rln020380 0.00 0.00 0.02 Fov050706 0.12 0.01 0.00 Fur020786 0.00 0.00 0.00 Fov030120 0.70 0.01 0.00 Rln020244 0.00 0.00 0.00 Ubd040050 0.06 0.58 0.00 Fov030286 0.10 0.00 0.00 Rln020324 0.00 0.00 0.00 Ubd020068 0.05 0.11 0.18 Fur021353 0.00 0.00 0.00 Fov020132 0.03 0.00 0.01 Rln010122 0.00 0.00 0.00 Fur021216 0.00 0.21 0.04 Fov020486 0.03 0.00 0.00 Rln010079 0.00 0.03 0.00 Ubd040144 0.03 0.57 0.00 Fur021372 0.00 0.08 0.40 Fov050816 0.03 0.25 0.00 Fov020263 0.01 0.29 0.06 Rln020282 0.00 0.00 0.00 Ubd040242 0.00 0.05 0.00 Fur021334 0.00 0.04 0.01 Fov050388 0.01 0.00 0.05 Fov010181 0.00 0.00 0.00 Rln020249 0.00 0.00 0.00 Fur021642 0.00 0.38 0.01 Rln020255 0.00 0.00 0.00 Ubd040256 0.00 0.17 0.01 Fur021075 0.00 0.19 0.07 Fov150230 0.00 0.06 0.19 OncoSignature-positive = 30% OncoSignature-positive = 0% OncoSignature-positive = 30-50% OncoSignature-positive = 30-40% (ORR in past trials: 12+% and 29%) (ORR in past trial: 0%) 18 A C R I V O N T H E R A P E U T I C S

T W O A T T R A C T I V E A C R—3 6 8—S E N S I T I V E C A N C E R T Y P E S I D E N T I F I E D Bladder cancer patient samples Endometrial patient samples Patient 1 LOW Patient 2 HIGH Patient 1 LOW Patient 2 HIGH Class 11 BM 2 Class 2 BM 3 Class 3E BM Predicted Predicted Predicted Predicted Non-Responders Responders Non-Responders Responders ACR-368 OncoSignature screening of human cancer samples A C R I V O N T H E R A P E U T I C S

A S U B S E T O F E N D O M E T R I A L A N D B L A D D E R P D X M O D E L S A R E H I G H L Y S E N S I T I V E T O A C R—3 6 8 Bladder PDX Endometrial PDX 2,000 BL001 2,000 BL002 1,500 Endo 1 2,000 Endo 2 mm3) mm3) r s rs ( 1,500 ( 1,500 e e e 1,000 mete ACR-368-sensitive um um imet i l l 1,000 i ll ill 1,000 1,000 M M Vo Vo r r bic 500 responders mo 500 mo 500 Cu Cubic Tu Tu 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 0 7 14 21 28 PDX-L PDX-H Study Days Study Days Day Day 2,500 BL003 3,000 BL004 2,000 Endo 3 1,500 Endo 4 (mm3) 2,000 (mm3) 2,250 1,000 BM1 1,500 olume olume 1,500 Millimeters 1,000 Millimeters V 1,000V 500 750 Tumor 500 Tumor Cubic Cubic 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 28 0 7 14 Study Days Study Days Day Day ) 3,000 BL005 ) 3,500 BL006 1,500 Endo 5 1,500 Endo 6 BM2 3 (mm (mm 3 2,250 2,625 ume ume m eters 1,000 1,000 Vo l 1,500 Vo l 1,750 Milli Millimeters 500 500 umor 750 umor 875 Cubic Cubic T T 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 0 7 14 21 BM3 Study Days Study Days Day Day 2,000 BL007 2,500 BL008 2,000 Endo 7 2,000 Endo 8 (mm3) (mm3) 2,000 1,500 1,500 1,000 1,000 1,000 Millimeters Millimeters Volume Volume 1,000 500 Tumor Tumor 500 Cubic Cubic Predicted Predicted 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 28 35 0 7 14 21 28 Non-Responders Responders Study Days Study Days Day Day 20 A C R I V O N T H E R A P E U T I C S

AP3 UNCOVERS ACTIONABLE ACR-368 RESISTANCE MECHANISMS UNBIASED AND INDEPENDENT OF GENETIC INFORMATION


T-test significant Proteins, FDR<0.05
Unsupervised Hierarchical Clustering
Resistant
Parental

Upregulated in ACR-368 Resistant Cells


CCNB2
ABCC1
CDK6
CCND1

G1/S CELL CYCLE

Downregulated in ACR-368 Resistant Cells


CHEK2
ATM
CCNA2
ATR
TOPBP1
ATRIP
TOP1

DNA DAMAGE REPAIR

Data suggest that gemcitabine might be a rational combination to overcome DDR suppression

21
ACRIVON THERAPEUTICS

LOW DOSE GEMCITABINE SENSITIZES OVARIAN CANCER CELL LINES TO ACR-368



Ovarian-Parental
No Gem
0.53 nM Gem
2.7 nM Gem
Prexasertib Abs EC_{50}
+ 0 nM Gem: 15 nM
+ 0.53 nM Gem: 2.7 nM
+ 2.7 nM Gem: 0.2 nM
% Cell viability realtive to DMSO
ACR-368 Log10 (M)



Ovarian-Resistant
No Gem
0.53 nM Gem
2.7 nM Gem
Prexasertib Abs EC_{50}
+ 0 nM Gem: >10 uM
+ 0.53 nM Gem: 100 nM
+ 2.7 nM Gem: 6 nM
% Cell viability realtive to DMSO
ACR-368 Log10 (M)



Gemcitabine alone
OVCAR3-P
OVCAR3-R
Gemcitabine Log10 (M)



Bliss synergy score: 14.82
δ - score
P (nM)
G (nM)



Dose-response matrix (inhibition)



Bliss synergy score: 36.125
δ - score
P (nM)
G (nM)



Dose-response matrix (inhibition)

Bliss Synergy score:

- <-10: Drug interaction is likely antagonistic
- -10 to 10: Drug interaction is likely additive
- >10: Drug interaction is likely synergistic

22

ACRIVON THERAPEUTICS

ENROLLING AND DOSING ACR-368 IN THREE HIGH UNMET NEED INDICATIONS: OVARIAN, ENDOMETRIAL AND BLADDER CANCER

- RP2D of ACR-368 based on predicted sensitivity using our ACR-368 OncoSignature Assay run by our CDx partner
- 58 sites currently activated[1]
- Key opinion leaders, some with extensive experience using ACR-368 from previous trials are actively participating


Ovarian
Endometrial
Bladder
OncoSignature+
Single Arm Simon 2 Stage Monotherapy Phase 2b with Registrational Intent
Stage 1 (N= 23 per cohort)
Stage 2 (N= 48 per cohort)
OncoSignature-
Single Arm Phase 1b/2 Exploratory Combination with Low Dose Gemcitabine
Phase 1b (N= ~21)
Phase 2 Expansion (N= 33 per cohort)

FDA Fast Track Designation granted May 8, 2023 for ACR-368 monotherapy in OncoSignature-positive patients with Platinum-Resistant Ovarian Cancer and Endometrial Cancer

[1]https://clinicaltrials.gov/ct2/show/NCT05548296

23
ACRIVON THERAPEUTICS

ENCOURAGING INITIAL CLINICAL OBSERVATIONS

- Consistent with the extensive experience and tolerability profile from past trials, drug-related adverse events are primarily hematological, reversible, and manageable

- In the limited number of patients evaluated by imaging, preliminary evidence of clinical activity has been observed in OncoSignature-positive patients across all three tumor types treated with single agent ACR-368 at RP2D

- Consistent with AP3-predicted tumor sensitivity, early imaging-based evidence of clinical activity across all three tumor types was also observed in OncoSignature-negative patients treated with ACR-368 at RP2D and LDG during the dose escalation phase

As of November 3, 2023

24

ACRIVON THERAPEUTICS

WEE1 AND PKMYT1 VALIDATED CANCER TARGETS: IDEAL FOR AP3 APPROACH

- WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion through phosphorylation and inhibition of CDK2 and CDK1 and CDK1, respectively
- WEE1 inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe
- PKMYT1 inhibition results in premature mitotic entry and cell death
- Strong preclinical data and emerging clinical data:
  - Adavosertib (AstraZeneca)
  - Debio0123 (Debiopharm)
  - Azenosertib (Zentalis Pharmaceuticals)
  - SGR-3515 (preclinical, Schrödinger)
  - Lunresertib (Repare Therapeutics)



G2/M CHECKPOINT
MITOSIS EXIT
WEE1
PKMYT1
WEE1
Tyr15
P
P
Thr14
M
P
Tyr15
CDK1
Mitosis
CDK1
Cyclin B1
Cyclin B1
G2
G1
Tyr15
P
CDK2
Cyclin A/E
WEE1
S
INTRA S CHECKPOINT

Ghelli Luserna di Rorà et al. J. Hematol Oncol, 2020

- ✓ Single agent clinical activity (WEE1 and PKMYT1)
- ✓ Synergy identified with dual inhibition, potential for strong monotherapy clinical activity
- ✓ Correlation with genetic alterations challenging, CCNE1 association being explored by others
- ✓ Acrivon intends to leverage OncoSignature for optimal patient selection

25 ACRIVON THERAPEUTICS

INTERNAL PIPELINE: ADVANCING DEVELOPMENT CANDIDATE ACR-2316 AND OTHER DDR PROGRAMS - LEVERAGING AP3

Rationale

- *Leveraging our AP3 patient selection platform for high clinical POS*
- *Potentially optimal profile for monotherapy clinical development*

ACR-2316 and other DDR programs

- >40 high resolution co-crystals (1.5-3.1 Å) and AP3-driven SAR
- Novel WEE1- and PKMYT1-selective structural series and lead candidates
- Optimal selectivity profiles generated based on AP3 profiling

ACR-2316 advancing in IND-enabling studies



- High resolution co-crystals with WEE1 and PKMYT1
- Novel, potent dual inhibitor (single digit nM potency)
- Designed to overcome WEE1 and PKMYT1 single inhibitor resistance
- Potent, selective single agent activity

High throughput AP3 profiling


Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

AP3 used for biologically relevant selectivity profiling

26
ACRIVON THERAPEUTICS

EXECUTIVE SUMMARY: ACR-2316 DEVELOPMENT CANDIDATE

A selective dual WEE1/ PKMYT1 inhibitor optimized using AP3 for potent single agent activity

Accelerating IND-enabling studies and planning for monotherapy clinical development

- AP3-based SAR optimization facilitated by co-crystallography with WEE1 and PKMYT1
  - Quantitative visualization of drug-regulated global protein activity in cells not possible with standard methods
  - Unbiased detection of WEE1 inhibitor-induced resistance mechanisms overcome by balanced PKMYT1 inhibition
- Single digit nM WEE1 inhibition with carefully optimized ratio of PKMYT1 inhibition in cells
- Superior target selectivity and cell growth inhibition across human tumor cell lines vs clinical benchmark WEE1 and PKMYT1 inhibitors
- Superior preclinical anti-tumor activity in tumor-bearing mice, including tumor regression, surpassing that of clinical benchmark molecules
- In vitro ADME, PK, and oral bioavailability profiles meet pre-specified development candidate criteria
- On track for Q4 2024 IND with safety observed in MTD studies consistent with predicted desirable human exposure
- Generating ACR-2316-OncoSignature test for indication finding and to guide monotherapy clinical development

27

ACRIVON THERAPEUTICS

DUAL WEE1/PKMYT1 INHIBITOR ACR-2316 DEMONSTRATES STRONG POTENCY AND SELECTIVITY


KinomeScan
(106 kinases @ 1000 nM)
Benchmark WEE1 inhibitor
WEE1
Benchmark PKMYT1 inhibitor
PKMYT1
Dual inhibitor ACR-2316
WEE1
PKMYT1


ACR-2316 is highly selective based on Kinome Scan
Kinome Selectivity (S35)
0.6
0.4
0.2
0.0
Highly selective
2316
PKMYT1 inhibitor
WEE1 inhibitor
A compound subset (n=13)
Target Engagement
Min
Max
WEE1
PKMYT1


ACR-2316 potently inhibits tumor cell viability
% Viability
125
100
75
50
25
0
0.1
1
10
100
1000
10000
Drug conc (nM)
ACR-2316
WEE1 inhibitor
PKMYT1 inhibitor

Dual inhibitor show potent cell cycle effects with pronounced S-G2/M accumulation


DMSO
WEE1 Inhibitor
PKMYT1 Inhibitor
ACR-2316
50%
58%
41%
94%
100 nM, 24 hour
DNA content

28
ACRIVON THERAPEUTICS

ACR-2316 SHOWS SUPERIOR ACTIVITY VS BENCHMARKS ACROSS ALL HUMAN TUMOR CELL LINES TESTED


Human Tumor Cell Line 1
% Viability
[Drug], nM
PKMYT1 Inhibitor
WEE1 Inhibitor 1
WEE1 Inhibitor 2
ACR-2316

PKMYT1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 2 IC50 (nM)	ACR-2316 IC50 (nM)
340	39	47	7


Human Tumor Cell Line 2
% Viability
[Drug], nM
PKMYT1 Inhibitor
WEE1 Inhibitor 1
WEE1 Inhibitor 2
ACR-2316

PKMYT1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 2 IC50 (nM)	ACR-2316 IC50 (nM)
> 1000	> 1000	> 1000	207


Human Tumor Cell Line 3
% Viability
[Drug], nM
PKMYT1 Inhibitor
WEE1 Inhibitor 1
WEE1 Inhibitor 2
ACR-2316

PKMYT1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 2 IC50 (nM)	ACR-2316 IC50 (nM)
345	130	136	24


Human Tumor Cell Line 4
% Viability
[Drug], nM
PKMYT1 Inhibitor
WEE1 Inhibitor 1
WEE1 Inhibitor 2
ACR-2316

PKMYT1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 1 IC50 (nM)	WEE1 Inhibitor 2 IC50 (nM)	ACR-2316 IC50 (nM)
967	471	533	40

Example: Ovarian human cancer cell lines

19 ovarian and other human tumor cell lines tested to date

29 ACRIVON THERAPEUTICS

ACR-2316 IS HIGHLY POTENT ACROSS HUMAN TUMOR CELL LINES AND PATIENT-DERIVED *EX VIVO* TUMOR MODELS



Human tumor cell lines
Breast
Lung
Medulloblastoma
Ovarian
Prostate
Renal
Cell Line A
Cell Line B
Cell Line C
Cell Line D
Cell Line E
Cell Line F
Cell Line G
Cell Line H
Cell Line I
Cell Line J
Cell Line K
Cell Line L
Cell Line M
Cell Line N
Cell Line O
Cell Line P
Cell Line Q
Cell Line R
Cell Line S
10
100
1000
IC50, nM
ACR-2316
WEE1i
PKMYT1i
Patient-derived ex vivo tumor models
CTG-1703
CTG-2884
CTG-3718
CTG-0956
CTG-3383
CTG-2733
CTG-1448
CTG-1498
CTG-3226
CTG-1692
CTG-1301
CTG-0703
CTG-2561
CTG-3522
1
100
10000
IC50, nM

30
ACRIVON THERAPEUTICS

ACR-2316 DEMONSTRATES POTENT MONOTHERAPY ANTI-TUMOR ACTIVITY IN TUMOR-BEARING MICE

ACR-2316 anti-tumor activity (QDx7; PO)	ACR-2316 anti-tumor activity (5d on/2d off; PO)



A427 Tumor Volume (mm³)
Mean -/+ SEM
600
500
400
300
200
100
0
1
2
3
4
5
6
7
Days after treatment start
Vehicle, (BIDx7)
ACR-2316, 15 mg/kg (QDx7)
WEE1i, 48 mg/kg (QDx7)
PKMYT1i, 18 mg/kg (BIDx7)
ACR-2316, 30 mg/kg (QDx7)
ACR-2316, 60 mg/kg (QDx7)



A427 Tumor Volume (mm³)
Mean -/+ SEM
800
600
400
200
0
0
2
4
6
8
10
12
Days after treatment start
Vehicle, PO QD
WEE1i, 30 mg/kg PO QD
WEE1i, 60 mg/kg PO QD
ACR-2316, 30mg/kg PO QD
ACR-2316, 60mg/kg PO QD

ACR-2316 demonstrates potent anti-tumor activity, including tumor regression, compared to benchmark WEE1 and PKMYT1 inhibitors

31 ACRIVON THERAPEUTICS

ACR-2316 EMERGING SAFETY PROFILE FROM PRECLINICAL ANIMAL STUDIES APPEARS PROMISING

Mice:

- ACR-2316 is well-tolerated at target doses up to ≤60 mg/kg daily oral dosing resulting in tumor regression in xenograft mouse models
- No obvious anemia, neutropenia, or thrombocytopenia, moderate reticulopenia, monocytopenia, and lymphopenia

Rat and dog MTD:

- MTD ≥ 30 mg/kg in both species
- Plasma PK exposure consistent with projected human exposure levels required for potential anti-tumor activity
- Reversible hematological effects (white blood cells), no thrombocytopenia

32 ACRIVON THERAPEUTICS

STREAMLINED AP3-BASED BIOLOGICAL SAR OPTIMIZATION FOR SINGLE AGENT ACTIVITY OF PRECLINICAL PROGRAMS

Drug treatment



↓

Proteolysis
P-peptide enrichment


P
P

↓

Peptide clean up


P
P
P

↓

Ultra high resolution
P-proteomic profiling

↓

Direct DIA analysis


Relative intensity
m/z

High resolution and throughput MS-based P-proteomics

Quantitative mapping (>35,000 phospho-sites covering >4,500 proteins)



Drug-regulated phospho-sites and biological process enrichment


Volcano plot

Drug-regulated pathway activity mapping and reconstitution


RTK-MAPK
Mitotic pathways
SREBP
GTPase
Mitochondria
DNA replication
HDR
Cell cycle

Proprietary pipe for automated AP3 analyses with actionable results

Week 0

Turnaround
<2 weeks

Week2

33

ACRIVON THERAPEUTICS

AP3: TIGHT, HIGH-RESOLUTION DATA WITH DEEP COVERAGE

35388 p-sites → QC MS Data → Data Clean Up → QC Processed Data (15733 p-sites) → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers



QC - Coefficient of Variations


Coefficient of variation [%]

QC - Phosphosites Identification per Sample



QC - Protein Identification per Sample



QC - Data Completeness



QC - Sample Intensity Distribution



QC - Sample Correlation Matrix



- ✓ Acrivon proprietary compound data (~30 million data points per experiment); dozens of compounds profiled
- ✓ Miniaturized, high throughput, scalable: <2 weeks turn-around, automated AI computational analyses in 1 day
- ✓ Actionable results: Resistance mechanisms, rational combinations, drug-tailored OncoSignature patient selection

34 ACRIVON THERAPEUTICS

AP3 REVEALS DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS NOT DETECTABLE BY STANDARD METHODS

ACR-2316



ACR-2743 (previous lead candidate)



Time : 60 minutes
Dose : 20 nM

KinomeScan @ 1µM


% Remaining
100
50
0
MAPK3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
ACR-2316
ACR-2743

Traditional selectivity profiling

AP3-based pathway profiling

Drug-regulated kinase activity* in intact cells


PLK1
PLK2
PLK3
PRKCE
Activity (NES)
2
1
0
-1
-2
ACR-2316
ACR-2743

ACR-2316



ACR-2743



*Kinase activity based on substrate motif analysis using a proprietary PTM-SEA hybrid method

35

ACRIVON THERAPEUTICS

OPTIMIZED DUAL INHIBITORS SHOW DESIRABLE PATHWAY EFFECTS

Optimized dual WEE1 and PKMYT1 inhibitors affect cell cycle and canonical MAPK pathways in desirable manner



Substrate motif-inferred kinase activities
ACR-2316
WEE1i + PKMYT1i
ACR-2743
NES
ACR-2316
ACR-2743
Benchmark* WEE1 + PKMYT1 Inhibitors in combination
Activity (NES)
-5
0
5

Kinase activity based on proprietary PTM-SEA-based hybrid workflow and analyses

*Clinical-stage selective WEE1 and PKMYT1 inhibitors

36

ACRIVON THERAPEUTICS

AP3-DERIVED DUAL POTENCY OPTIMIZATION TO OVERCOME WEE1 INHIBITOR RESISTANCE: RECIPROCAL QUENCHING



Cell cycle and cancer
DNA damage responses
DNA homology repair
Mitotic regulation
Protein set size
500
5
Enrichment Score (NES)
Induced
Suppressed
Comprehensive annotation, weighted for protein set size
EC75
Sensitive
Resistant
PKMYT1i
WEE1i
WEE1i
PKMYT1i
Protein set name
PUJANA_CHEK2_PCC_NETWORK
PUJANA_BRCA1_PCC_NETWORK
REACTOME_CELL_CYCLE
REACTOME_SEPARATION_OF_SISTER_CHROMATIDS

37
ACRIVON THERAPEUTICS

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR



Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC (treated vs. DMSO)
4
-4
1043 p-sites from 298 proteins
Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
Target substrates
CHEK1_S296_M1
Target substrate of ACR-368
CDK1_T14_M1
Target substrate of PKMYT1i
Target substrates
Optimal potency ratio results in significant synergy
Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i



WEE1i and PKMYT1i dual inhibition synergy
Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.68
p value = 0.0459
WEE1i and ACR-368
Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
SNGM
RMUGS
AN3CA
A2780
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.71
p value = 0.0324

38
ACRIVON THERAPEUTICS

ACR-2316 MEETS PRE-SPECIFIED DEVELOPMENT CANDIDATE CRITERIA

	Target	ACR-2316
MOA	• AP3 phosphoproteomics-based, optimized MOA; selective, dual WEE1/PKMYT1 inhibition	✓
Potency	• In vitro kinase activity, $IC_{50} \leq 10$ nM • Potent *in cell* target engagement in optimized ratio • Activity across sensitive human tumor cell lines, IC_{50} <20 nM	✓ ✓ ✓
Selectivity	• Kinase panel profiling – highly selective (kinome selectivity) • AP3 profiling confirms desirable CDK and PLK activation for mitotic catastrophe/apoptosis	✓ ✓
ADME/PK	• Orally bioavailable • T½ suitable for once/day dosing	✓ ✓
In vitro safety	• Low in vitro hERG (>10 μM) and CYP inhibition and induction (>1 μM)	✓
Solubility	• > 50 μM for active compounds	✓
PPB	• < 90%	✓
In vivo efficacy	• Demonstrated potent target engagement intratumorally in vivo • Potent single agent activity in CDX models	✓ ✓

39 ACRIVON THERAPEUTICS

EXPEDITING ACR-2316 TOWARDS CLINICAL MONOTHERAPY DEVELOPMENT

A novel, AP3-enabled, internally discovered dual WEE1 / PKMYT1 inhibitor

Rational Design

- Co-crystallography-driven programs specifically optimized via AP3 SAR
- AP3-enabled design with optimized WEE1 / PKMYT1 target engagement properties and ratio
- AP3-based optimization of functional target profile ensuring PLK and CDK1/2-driven mitotic catastrophe

Superior Profile

- Demonstrated preclinical superiority in target selectivity / potency and vs. benchmark WEE1 and PKMYT1 compounds
- Stronger anti-tumor activity in tumor bearing mouse models vs. benchmark WEE1 and PKMYT1 compounds

Streamlined Development

- Aiming for expedited monotherapy development (clinically validated targets)
- Rapidly advancing towards IND (expected Q4 2024)
- OncoSignature test in development for indication finding and patient selection
- Dose optimization (Project Optimus) to be guided by drug target engagement (BM2)

40 ACRIVON THERAPEUTICS

AP3: BROAD APPLICABILITY AND UNTAPPED POTENTIAL

DELIVERABLES

- Patient responder identification
- Indication finding
- Rational drug combinations
- Resistance mechanisms
- Pharmacodynamic (PD) biomarkers

AP3

APPLICATIONS

- Patient selection for broadly applicable drugs (CDK4/6, K-RAS, ADCs)
- Rational drug design SAR (druggable drivers, drug MOA, rational drug combinations
- Patient selection for novel targets and drugs (CRISPR, degraders, epigenetic)
- Continued in-licensing (active drugs, no patient selection path)

41 ACRIVON THERAPEUTICS

AP3 IS BROADLY APPLICABLE ACROSS DRUG DISCOVERY AND DEVELOPMENT


OncoSignature

Clinical Biomarkers
Predictive OncoSignature tests



Indication Finding
Sensitive tumor types



Drug Discovery SAR
Optimal target selectivity

AP3

Informs in-licensing
AP3 profiling of candidates





Predicted Responder

Intellectual Property
De novo exclusivity & protection against generics

Resistance Mechanisms
Rational drug combinations



PD Markers
~6,000 per compound



42
ACRIVON THERAPEUTICS

THE AP3 APPROACH IS MODALITY AND DISEASE AGNOSTIC



Therapeutic modalities
Antibody
ADC
Bifunctional molecule
Oligo/RNA
Small molecule
Therapeutic areas
Cancers with DDR stress
Oncology
Fibrotic and inflammatory
Autoimmune
Infectious, CNS, and other diseases
Current focus

43 ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS AS OF Q3 2023

Cash and marketable securities	Projected runway into	Fully Diluted Shares Outstanding
$142.1M	H2'25	27.6M
Balance sheet 30-Sept-2023	**Current operating plan, assuming no additional financing**	**Shares and equity grants outstanding 30-Sept-2023**

Unaudited.

44

ACRIVON THERAPEUTICS

A C R I V O N A D D R E S S A B L E M A R K E T S ( U S & E U I N C I D E N C E ) Prioritized indications for single agent ACR-368 Prioritized indications Bladder Cancer * (N=742,000) Endometrial Cancer * HPV+ SCC Potential additional indications 12% Ovarian cancer * *Currently enrolling Sarcoma and dosing (N = 634,000) 10% 0 100000 200000 300000 Other cancers Potential additional indications for single agent ACR-368 predicted to have ~45% DDR stress Colorectal Cancer Pancreatic Cancer All cancers US and Europe 0 100000 200000 300000 400000 500000 Est. >6.3M cases/year • ~30% (N = 223,000) of prioritized indications predicted sensitive to single agent ACR-368 • WEE1 and/or PKMYT1 inhibitor combinations with ACR-368 might further expand addressable fraction within sensitive tumor types US cancer stats are based on ACS 2022 publication and subtype estimation from literature; EU cancer stats are based on IARC 2020 publication and subtype estimation from literature. Cancers with DDR stress are estimated to be 67% which is calculated from MSK-IMPACT patient samples with DDR relevant mutations and CNVs, such as TP53, KRAS, CCNE1, etc. 45 A C R I V O N T H E R A P E U T I C S

A P P E N D I X 46 A C R I V O N T H E R A P E U T I C S

TEAM HAS PIONEERED OUTCOME-PREDICTIVE QUANTITATIVE PROTEOMIC MULTIPLEX IN SITU TEST

Prostate cancer 8-marker biopsy test developed and launched by Founding team


Raw Image
A
Epithelium Classified
B
Channel 1
Nuclei Classified
C
Channel 2
ROI: Malignant Epithelium
D
Channel 3
ROI 2: Sub-cellular
Tumor Compartment
E
E. BM 1 Analysis
F
Channel 4
F. BM 2 Analysis
G
Channel 5
G. BM 3 Analysis
H
Channel 6

- ProMark®: Marketed, automated *in situ* proteomic test for human outcome prediction included under NCCN guidelines
- Founding team: Has pioneered p-proteomics and quantitative multiplex imaging including double-blinded clinical validation*

Ideal test	Protein multiplex *in situ* test	Current CDx tests
Quantitative and automated	✓	(✓)
Validated Abs and reagents	✓	(✓)
Drug target and pathway activation context	✓	
Biomarkers measured in relevant region on tumor biopsy	✓	
Imaging algorithm (tissue pattern)	✓	
Addresses tumor heterogeneity	✓	
Double-blinded, prospective validation	✓	(✓)

*Blume-Jensen et al: Development and clinical validation of an *in situ* biopsy-based multimarker assay for risk stratification in prostate cancer. Clinical Cancer Research (2015)

47
ACRIVON THERAPEUTICS

PROOF-OF-CONCEPT FOR PROTEIN BIOMARKER SIGNATURE: MARKETED, OUTCOME-PREDICTIVE MULTIPLEX CANCER TEST

Biology of Human Tumors

Clinical Cancer Research

(2015)

Development and Clinical Validation of an *In Situ* Biopsy-Based Multimarker Assay for Risk Stratification in Prostate Cancer

Peter Blume-Jensen[1], David M. Berman[2], David L. Rimm[3], Michail Shipitsin[1], Mathew Putzi[4], Thomas P. Nifong[1], Clayton Small[1], Sibgat Choudhury[1], Teresa Capela[1], Louis Coupal[5], Christina Ernst[1], Aeron Hurley[1], Alex Kaprelyants[1], Hua Chang[1], Eldar Giladi[1], Julie Nardone[1], James Dunyak[1], Massimo Loda[6], Eric A. Klein[7], Cristina Magi-Galluzzi[8], Mathieu Latour[9], Jonathan I. Epstein[10], Philip Kantoff[6], and Fred Saad[9]

- Third-party blinded clinical validation, bioinformatic analysis (U. Montreal)
- Validation of locked ProMark™ test on single institution biopsy cases (N=274)
- Secondary validation on multi-center biopsy cohort (N=359) for clinical use indication
- Marketed test included under NCCN Guidelines and Medicare coverage

48

ACRIVON THERAPEUTICS

PIONEERING PHOSPHO-PROTEOMICS STUDY IDENTIFIES NOVEL PI3'K PATHWAY INHIBITOR BIOMARKERS

Science Translational Medicine AAAS

Sci Transl Med
2: 1-14 (2010)

RESEARCH ARTICLE

CANCER DRUG DEVELOPMENT

Pathway-Based Identification of Biomarkers for Targeted Therapeutics: Personalized Oncology with PI3K Pathway Inhibitors

Jannik N. Andersen,[1*] Sriram Sathyanarayanan,[1*] Alessandra Di Bacco,[1] An Chi,[1] Theresa Zhang,[1] Albert H. Chen,[1] Brian Dolinski,[1] Manfred Kraus,[1] Brian Roberts,[1] William Arthur,[2] Rich A. Klinghoffer,[1†] Diana Gargano,[1‡] Lixia Li,[1] Igor Feldman,[1] Bethany Lynch,[1] John Rush,[3] Ronald C. Hendrickson,[4§] Peter Blume-Jensen,[1§‖] Cloud P. Paweletz[1]

Editorial Highlights:

VOLUME 28 NUMBER 10 OCTOBER 2010 NATURE BIOTECHNOLOGY

Tracing cancer networks with phosphoproteomics

David B Solit & Ingo K Mellinghoff

A mass-spectrometry approach for identifying downstream events in cancer signaling pathways may help to tailor therapies to individual patients.

Science Translational Medicine AAAS

TOWARD CUSTOMIZING TUMOR TREATMENT

Just as our view of Earth has become increasingly global, cells are now seen as complex networks of interacting and intersecting signaling pathways rather than a collection of regulated genes.

Nature Reviews Cancer | AOP, published online 19 August 2010; doi:10.1038/nrc2922

npg © 2010 Nature America, Inc. All rights reserved.

A discovery strategy for novel cancer biomarkers

49

ACRIVON THERAPEUTICS

OLSEN LAB-EXAMPLES OF DEEP PROTEOMICS DRUG PROFILING

Science Signaling (2018)

ALK-i : LDK378, TAE684, crizotinib, lorlatinib.

SCIENCE SIGNALING | RESEARCH RESOURCE

CANCER

Integrated proximal proteomics reveals IRS2 as a determinant of cell survival in ALK-driven neuroblastoma

Cell Reports (2018)

SHP2-i: SHP099 -allosteric inhibitor.

Large-Scale Phosphoproteomics Reveals Shp-2 Phosphatase-Dependent Regulators of Pdgf Receptor Signaling

Cell Reports (2017)

CHK1-i: SCH900776, **ATM-i:** KU55933

Proteomics Reveals Global Regulation of Protein SUMOylation by ATM and ATR Kinases during Replication Stress

Cell Reports (2017)

CDK7-i: THZ-1

Phosphoproteomics of Primary Cells Reveals Druggable Kinase Signatures in Ovarian Cancer

Cell Systems (2017)

Deepest proteome resolution of a human cell to date

An Optimized Shotgun Strategy for the Rapid Generation of Comprehensive Human Proteomes

Cell (2019)

Functional mapping of differential signaling by RPTK mutants

Oncogenic Mutations Rewire Signaling Pathways by Switching Protein Recruitment to Phosphotyrosine Sites

Nature Communications (2020)

Highest throughput, sensitivity, and scalability to date

ARTICLE

Rapid and site-specific deep phosphoproteome profiling by data-independent acquisition without the need for spectral libraries

Nature Communications (2021)

Subcellular compartmental proteomics

ARTICLE

Spatial-proteomics reveals phospho-signaling dynamics at subcellular resolution

Nature Communications (2021)

Clinically actionable resistance mechanisms

ARTICLE

Proteomics of resistance to Notch1 inhibition in acute lymphoblastic leukemia reveals targetable kinase signatures

ONGOING (MULTICENTER): Profiling of DDR and core kinase pathway inhibitors (>45)


PC1 [54.51%]
PC2 [27.21%]
Inhibitor
ATR
CHK1
ATM
DNAPK
p38a
JNK



50

ACRIVON THERAPEUTICS

ADVISORS AND COLLABORATORS

SAB



George Demetri, M.D., FACP, FASCO, FAACR

Professor, Harvard Med. School, Dir. Dana-Farber Cancer Institute & Ludwig Center, Boston

- Leader in Precision Oncology
- Key contributor to development and rapid approvals of Gleevec, Sutent, Stivarga, Zelboraf, Votrient, and Yondelis



Robert Abraham, Ph.D.

EVP, Head Cancer Biology, Odyssey Therapeutics

Adj. Prof. , Burnham Inst.
Adj. Prof. UCSD

- Expert in signal transduction-based R&D
- Previously SVP and WW Head, Oncology R&D, Pfizer
- VP, Oncology Res., Wyeth
- Professor, Burnham Institute
- Professor, Duke University



Timothy Yap, M.B.B.S., Ph.D., F.R.C.P.

Associate Prof., MD Anderson Cancer Center, Medical Director, Inst. for Applied Cancer Science

- Expert on DDR accelerated clinical development and predictive biomarkers
- Previously oncologist Royal Marsden, London and Inst. Cancer Res, London
- Lead/P.I. on numerous DDR trials



David Berman, M.D., Ph.D.

Professor, Director, Queen's Cancer Res. Inst., Ontario Canada

- GU Pathologist; bladder cancer expert
- Expert on protein biomarkers and quantitative tissue imaging
- Academic lead on ProMark®



Jesper V. Olsen, Ph.D.

Academic Co-Founder

Professor, Novo-Nordisk Foundation Protein Center, Cph. University

- Recognized pioneer and leading authority in phosphoproteomics and proteomic systems analyses
- Top 0.1% most cited scientist in protein sciences



Jung-Min Lee, M.D.

NCI Collaborator

Investigator, Lasker Clinical Research Scholar, NCI

- Expert on women's cancers and DNA damage response (DDR)
- Lead and co-PI on numerous HGSOC &TNBC trials
- Lead PI on ACR-368 platinum-resistant ovarian trials

51
ACRIVON THERAPEUTICS

AP3 IS APPLICABLE ACROSS DRUG DEVELOPMENT STAGES



Target ID
Hit ID
Lead Opt
IND Enabling
Early Clinical
Late Clinical
Approval & Commercialization
ID druggable driver target
AP3 drug profiling:
Unbiased drug target engagement & PD biomarkers
AP3 is also applicable in preclinical phase
Resistance Mechanisms
Rational Combinations
Indication Finding:
OncoSignature patient sample screening
OncoSignature patient responder identification

52 ACRIVON THERAPEUTICS

AP3 ANALYSIS: ACR-2316 REGULATES CELL CYCLE AND MITOSIS MORE POTENTLY THAN BENCHMARK WEE1 INHIBITOR


60min
200nM
WEE1 inhibitor
ACR-2316
Sensitive
Resistant
Mitotic pathways
Cell cycle
p value
Significant
Not significant
Enrichment Score (NES)
Induced
Suppressed
Tight junction
Post-synaptic transmission
Autophagy
GTPases
RTK-MAPK
Mitotic pathways
HDR
SREBP
Cell cycle

53
ACRIVON THERAPEUTICS

AP3 ANALYSIS: ACR-2316 REGULATES CELL CYCLE AND MITOSIS MORE POTENTLY THAN BENCHMARK PKMYT1 INHIBITOR



60min
200nM
PKMYT1 inhibitor
ACR-2316
Sensitive
Resistant
RTK-MAPK
(rash)
Mitotic
pathways
Cell cycle
Tight junction
Post-synaptic
transmission
Autophagy
GTPases
RTK-MAPK
Mitotic
pathways
HDR
SREBP
Cell cycle
p value
Significant
Not significant
Enrichment Score (NES)
Induced
Suppressed

54
ACRIVON THERAPEUTICS

AP3 REVEALS SINGLE AGENT SENSITIVITY CONTEXT AND RATIONAL DRUG COMBINATIONS INDEPENDENT OF GENETIC INFORMATION

Cell Reports

Article

Phosphoproteomics of primary AML patient samples reveals rationale for AKT combination therapy and p53 context to overcome selinexor resistance

Graphical abstract


Samples
Data
Analysis
Biology
AML
Ex vivo samples
AML
Cell lines
Selinexor
dose-response
Phosphoproteomics
Curated gene-sets
Kinase-substrate
network
Dose-response
model (EC50)
Differential
phosphorylation
Gene set enrichment
Kinase-substrate
enrichment
Functional
phosphosite scoring
Rational
combination therapy
Selinexor+MK-2206
Akt
MK-2206
pFoxo3
Overcoming
selinexor resistance

Authors

Kristina B. Emdal, Nicolàs Palacio-Escat, Caroline Wigerup, ..., Kristina Masson, Peter Blume-Jensen, Jesper V. Olsen

Correspondence

pub.saez@uni-heidelberg.de (J.S.-R.),
kmasson@acrivon.com (K.M.),
pblumejensen@acrivon.com (P.B.-J.),
jesper.olsen@cpr.ku.dk (J.V.O.)

In brief

Emdal et al. combine phosphoproteomics of samples from patients with AML and functional phosphosite scoring to uncover clinically actionable molecular context for selinexor efficacy. Sensitivity to selinexor correlates with functional p53 and is enhanced with nutlin-3a, while resistance is associated with dysregulated AKT-FOXO3 signaling and overcome by combining with MK-2206.

Using spatial phosphoproteomics (*Nat. Commun.*, 2021) Acrivon's AP3 platform can uncover single agent sensitivity and rational drug combinations for targets with complicated mechanism of action

Cell Reports, August 9, 2022

55

ACRIVON THERAPEUTICS

ELI LILLY ACR-368 HIGH LEVEL LICENSE TERMS

- In-licensing completed 27 January 2021
  - WW exclusive rights with rights to sub-license
  - $5M up front and low single digit percentage equity subject to ordinary dilution going forward
  - Aggregate development and commercial milestone payments of up to $168M, of which $5M is due prior to NDA
  - Tiered percentage royalty on annual net sales ranging from low single-digit up to a maximum of 10% subject to certain specified reductions
  - Drug product as well as drug substance sufficient to treat several hundred patients
  - Limited right of first negotiation expiring 45 days upon completion of certain clinical milestones

56
ACRIVON THERAPEUTICS